UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2014
PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
As previously disclosed, on July 28, 2013, PPG Industries, Inc., a Pennsylvania corporation (“PPG” or the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among PPG, PPG Industries Securities, LLC, a Delaware limited liability company, PPG Luxembourg Finance S.àR.L., a Luxembourg Société à responsabilité limitée, Group 26 Diversified Holdings Ireland, an Ireland private unlimited company (collectively, “Sellers”), and Essilor International (Compagnie Generale D’Optique) S.A., a French société anonyme (“Essilor”), providing for the sale by Sellers of their aggregate 51% interests in Transitions Optical, Inc. (“TOI”), Transitions Optical Holdings B.V. (“TOH”) and Transitions Optical Limited (“TOL”) (TOI, TOH and TOL collectively, “Transitions ”) to Essilor for $1.7 billion, subject to adjustment for working capital and net debt, on the terms and subject to the conditions set forth in the Transaction Agreement. As also previously disclosed, Essilor has entered into an agreement with PPG and certain of its subsidiaries to acquire PPG’s sunlens business. On March 31, 2014, Essilor completed the acquisition of Transitions and the sunlens business. The Unaudited Pro Forma Condensed Consolidated Financial Information of the Company giving effect to the foregoing transactions are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

Supplemental Quarterly Information
As a supplement to the pro forma financial information provided in Exhibit 99.1, Exhibit 99.2 hereto contains unaudited, supplemental quarterly financial information for the year ended December 31, 2013 giving effect to the divestiture of PPG's 51% ownership interest in its Transitions Optical joint venture and 100% of PPG's optical sunlens businesses.
Change in Segment Reporting
In conjunction with the Company’s continued focus on its coatings business, including the Company's recently completed actions to grow its global architectural coatings business, as well as the divestiture of its 51% ownership interest in its Transitions Optical joint venture and 100% of its optical sunlens businesses to Essilor, the Company has realigned its segment reporting structure effective for the first quarter ended March 31, 2014.
Under the realigned segment reporting structure, the Company’s reportable business segments have changed from the five segments of Performance Coatings, Industrial Coatings, Architectural Coatings-Europe, Middle East and Africa, Optical and Specialty Materials and Glass to the following three segments: Performance Coatings, Industrial Coatings and Glass. The segment financial results of the former Architectural Coatings-Europe, Middle East and Africa segment will now be included in the Performance Coatings segment along with the architectural coatings - Americas and Asia Pacific businesses, and the segment financial results of the remaining former Optical and Specialty Materials segment, after the disposition of Transitions and the sunlens business, will be renamed specialty coatings and materials and included in the Industrial Coatings segment. The Company will be using this new segment reporting structure when it publishes its interim financial results for the three months ended March 31, 2014 on April 17, 2014.
This change has no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The change in the reportable segment structure reflects the manner in which the Company is currently managing its business.
Historical unaudited results for the first quarter of 2013, which have been recast to reflect the new segment reporting structure and the divestiture of PPG's 51% ownership interest in its Transitions Optical joint venture and 100% of PPG's optical sunlens businesses as discontinued operations, are attached hereto as Exhibit 99.3. This information includes the Company’s unaudited net sales, segment income, items not allocated to segments and income before taxes. For further information about the Company’s financial results, see PPG’s Annual Report on Form 10-K for the year ended December 31, 2013, which is available at www.ppg.com.
The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, except if PPG specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2013 after giving effect to the Transitions and sunlens transactions as if they had occurred on December 31, 2013 and the unaudited pro forma condensed consolidated statements of income for the fiscal years ended December 31, 2013, 2012 and 2011 after giving effect to the Transitions and sunlens transactions as if they had occurred on January 1, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description

99.1
Unaudited pro forma condensed consolidated balance sheet as of December 31, 2013 and unaudited pro forma condensed consolidated statements of income for the fiscal years ended December 31, 2013, 2012 and 2011.

99.2	Unaudited supplemental quarterly financial information for the fiscal year ended December 31, 2013.
99.3	Unaudited supplemental quarterly financial information for the fiscal quarter ended March 31, 2013 reflecting realigned segment reporting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 1, 2014	By:	/s/ Frank S. Sklarsky
Frank S. Sklarsky
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Unaudited pro forma condensed consolidated balance sheet as of December 31, 2013 and unaudited pro forma condensed consolidated statements of income for the fiscal years ended December 31, 2013, 2012 and 2011.

99.2	Unaudited supplemental quarterly financial information for the fiscal year ended December 31, 2013.
99.3	Unaudited supplemental quarterly financial information for the fiscal quarter ended March 31, 2013 reflecting the realigned segment reporting.